UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2012

VGTEL, INC.

(Exact Name of registrant as specified in its Charter)

New York	000-52983	01-0671426
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Rella Blvd.  Suite 174

Suffern, NY 10901

 (Address of principal executive offices) (Zip Code)

(360) 836-0368

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240-14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into Material Definitive Agreement

Effective March 28, 2012, VGTel, Inc. dba 360 Entertainment & Productions (the “Company”, “we”, “us”, “our”) entered into a definitive agreement (the “Purchase and Sale Agreement”) with Visual Entertainment Systems, LLC (“VES”), whereby the Company has agreed to acquire from VES Internet Sweepstakes Kiosks (“Kiosks”) for distribution in Ohio and other locations.

Pursuant to the terms of the Purchase and Sale Agreement, we have entered into an agreement to purchase one thousand (1000) “NetStar Kiosks” from VES and to distribute those Kiosks under the terms and provisions of a certain distribution agreement between VES and Western Capital Ventures, Inc.

Effective March 6, 2012, VGTel, Inc. dba 360 Entertainment & Productions (the “Company”, “we”, “us”, “our”) entered into a definitive agreement (the “Acquisition Agreement”) with Western Capital Ventures, Inc. (the “Vendor”), whereby the Company has agreed to acquire from the Vendor an undivided one hundred percent (100%) interest in and to the Vendor’s agreement (the “Distribution Agreement”) with Visual Entertainment Systems, LLC (“VES”) for the distribution of Internet Sweepstakes Kiosks (“kiosks”) manufactured by VES.

Pursuant to the terms of the Acquisition Agreement, and in consideration of our acquisition of an undivided 100% interest in and to the Distribution Agreement, we have entered into an agreement (“Independent Contractor Agreement”) with Anthony Gillaizeau, sole owner of all of the stock in Vendor, to perform the services set forth in the terms of the Distribution Agreement, and we have agreed to pay Mr. Gillaizeau shares of our common stock and cash consideration as follows:

i. the sum of $500 per kiosk delivered and installed by VES, and in operation, pursuant to the Distribution Agreement;

ii. for each 100 kiosks installed and operating, 1% of the current Issued and Outstanding shares of the Company’s common stock, up to a maximum of 10% of the current Issued and Outstanding shares of the Company’s common stock; and

iii. ten (10%) percent of the “gross-net profits” of the installed and operating machines, after deducting the Company’s administrative/overhead costs.

Item 9.01 Exhibits:

Exhibit 10-5	Purchase and Sale Agreement with Visual Entertainment Systems, LLC dated March 28, 2012
Exhibit 10-6	Letter of Intent with Western Capital Ventures, Inc. dated March 6, 2012
Exhibit 10-7	Assignment of Distribution Agreement from Western Capital Ventures, Inc. dated March 6, 2012
Exhibit 10-8	Consent to Assignment of Distribution Agreement from Western Capital Ventures, Inc. by Visual Entertainment Systems, LLC dated March 28, 2012
Exhibit 10-9	Independent Contractor Agreement with Anthony Gillaizeau dated March 7, 2012
Exhibit 99-4	Press Release
Exhibit 99-5	Press Release

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VGTEL, INC.

Date: March 30, 2012	By:	/s/ Peter Shafran
		Name:	Peter Shafran
		Title:	Chief Executive Officer